                                                                   EXHIBIT 10.24


                      SECOND AMENDMENT TO LEASE AGREEMENT


                              THE BANK OF NASHVILLE
                                   L & C TOWER
                              NASHVILLE, TENNESSEE
                                  JUNE 20, 2000

         This Second Amendment to the Lease Agreement ("Second Amendment") dated and effective this 20th day of June, 2000 by and between The Bank of Nashville ("Tenant") and LC Tower, LLC, successor in interest to Metropolitan Life Insurance Company ("Landlord") is hereby made a part thereof of the Lease Agreement dated July 19, 1989 as amended by the Letter Agreement dated March 29, 1993 ("Lease") as amended by the First Amendment to Lease dated April 13, 1999 ("First Amendment") by and between Landlord and Tenant.

         WHEREAS, Landlord and Tenant entered into the Lease and First Amendment for certain premises located on the second, third, and twenty-third floor and basement consisting of approximately 21,536 Square Feet Net Rentable Areas ("Premises") in the building commonly known as the L&C Tower located at 401 Church Street, Nashville, Tennessee 37219 ("Building"); and

         WHEREAS, Tenant desires to expand its Premises by an additional 11,143 Square Feet Net Rentable Area on the second floor ("Annex Premises") of the L&C Tower Annex located at 159 Fourth Avenue North ("Annex") for a period of ten
(10) years commencing September 1, 2000 through August 31, 2010; and

         WHEREAS, Tenant desires to amend and extend its existing Lease Term for the period on its Premises for a period of one (1) year from September 1, 2009 through August 31, 2010; and

         WHEREAS, Landlord is willing to amend and extend the Lease under certain terms and conditions. Unless specifically defined herein, the terms used in the Second Amendment to Lease will have the meanings defined in the Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, and for other mutual benefits as noted herein, the receipt and sufficiency of which are hereby acknowledged, LC Tower, LLC, as Landlord and The Bank of Nashville, as Tenant wish to amend said Lease as follows:

The Bank of Nashville
Second Amendment to Lease
Page 2 of 11

-------------------------


1. The second paragraph of Article 1. LEASED PREMISES of the Lease and Paragraph 1 of the First Amendment is amended effective September 1, 2000 by deleting the existing language in its entirety and replacing with the following:

                  Space on the Lower, Second, Third, and Twenty-third floor levels of the Building indicated as being part of the Leased Premises on the Floor Plans attached hereto as Exhibit A, which shall be deemed to contain a total of 21,536 square feet of Net Rentable Area (SF NRA) consisting of 6,865 SF NRA on the Second Floor ("Second Floor Premises"), 6,768 SF NRA on the Third Floor ("Third Floor Premises"), 3,713 SF NRA on the Lower Level / Basement ("Basement Premises") and effective November 1, 1999 on the twenty-third floor 4,190 SF NRA ("Twenty-third Floor Premises"). The Second Floor Premises, Third Floor Premises and Twenty-third Floor Premises shall collectively be referred to as "Tower Premises". Space on the Second floor of the Annex indicated as being part of the Leased Premises on the Floor Plans attached hereto as Exhibit A, which shall be deemed to contain a total of 11,143 square feet of Net Rentable Area (SF NRA). The Second Floor Annex Premises shall be referred to as "Annex Premises".

                  The Tower Premises, Basement Premises and Annex Premises shall collectively be referred to as "Premises" or "Leased Premises".

2. Article 2. TERM. of the Lease and Paragraph 2. TERM. of the First Amendment is amended and extended as follows:

                  EXTENDED TERM FOR TOWER PREMISES AND BASEMENT PREMISES. The extension on the existing Lease Term shall be for one (1) year, commencing on the 1st day of September, 2009 and ending on the 31st day of August, 2010 for the Tower Premises and Basement Premises unless sooner terminated or extended as provided herein.

                  TERM FOR ANNEX PREMISES. The Annex Premises shall be for the term of ten (10) years, commencing on the 1st day of September, 2000 and ending on the 31st day of August, 2010, unless sooner terminated or extended as provided herein.

                  The extended term for Tower Premises and Basement Premises and the term for Annex Premises are hereinafter collectively referred to as the "Leased Term" or "Term". No part of the "leased term" or "term" may be separated or be treated separately from any other part thereof.

3. Article 45. BROKERAGE. of the Lease and Paragraph 4 of the First Amendment is deleted in its entirety and replaced with the following:

The Bank of Nashville
Second Amendment to Lease
Page 3 of 11

-------------------------


                  Tenant represents and warrants that is has not entered into any agreement with nor otherwise had any dealings with any broker, agent or other person in connection with the negotiation or execution of this transaction and that no broker, agent or other person brought about this transaction which could form the basis of any claim for a brokerage fee, commission or other form of compensation of any kind or nature, other than First Management Services, Inc. and Tenant agrees to indemnify and hold Landlord harmless from and against any claims (including attorneys fees, court costs and expenses) by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provision of this paragraph shall survive the termination of this Lease.

4. Appendix A THE PREMISES of the Lease and Paragraph 6 of the First Amendment is amended effective September 1, 2000 by deleting the existing language and replacing with the following (see attached floor plans):

                  Basement Floor Premises of the L&C Tower
                           3,713 SF NRA
                           3% common area factor included

                  Second Floor Premises of the L&C Tower
                           6,865 SF NRA
                           3% common area factor included

                  Third Floor Premises of the L&C Tower
                           6,768 SF NRA
                           3% common area factor included

                  Twenty-third Floor Premises of the L&C Tower
                           4,190 SF NRA
                           12.5% common area factor included

                  Second Floor Annex Premises of the L&C Tower Annex
                           11,143 SF NRA
                           3% common area factor included

The Bank of Nashville
Second Amendment to Lease
Page 4 of 11

-------------------------


5. Appendix B-1 RATE SCHEDULE of the Lease and Paragraph 7 of the First Amendment is amended to provide for the base rent beginning September 1, 1999 on the Tower and Basement Premises and September 1, 2000 for the Annex Premises:

                       2nd Floor    3rd Floor   23rd Floor    Basement       Annex
                       Premises     Premises     Premises     Premises      Premises
                      ----------   ----------   ----------    ---------   ------------
09/01/99 - 08/31/00   $17.40/RSF   $15.00/RSF   $13.50/RSF*   $7.00/RSF
09/01/00 - 08/31/01   $17.75/RSF   $15.30/RSF   $13.77/RSF    $7.00/RSF   $15.30/RSF**
09/01/01 - 08/31/02   $18.10/RSF   $15.61/RSF   $14.05/RSF    $7.00/RSF   $15.61/RSF
09/01/02 - 08/31/03   $18.47/RSF   $15.92/RSF   $14.33/RSF    $7.00/RSF   $15.92/RSF
09/01/03 - 08/31/04   $18.83/RSF   $16.24/RSF   $14.61/RSF    $7.00/RSF   $16.24/RSF
09/01/04 - 08/31/05   $19.21/RSF   $16.56/RSF   $14.91/RSF    $7.00/RSF   $16.56/RSF
09/01/05 - 08/31/06   $19.60/RSF   $16.89/RSF   $15.20/RSF    $7.00/RSF   $16.89/RSF
09/01/06 - 08/31/07   $19.99/RSF   $17.23/RSF   $15.51/RSF    $7.00/RSF   $17.23/RSF
09/01/07 - 08/31/08   $20.39/RSF   $17.57/RSF   $15.82/RSF    $7.00/RSF   $17.57/RSF
09/01/08 - 08/31/09   $20.79/RSF   $17.93/RSF   $16.13/RSF    $7.00/RSF   $17.93/RSF
09/01/09 - 08/31/10   $21.21/RSF   $18.29/RSF   $16.45/RSF    $7.00/RSF   $18.29/RSF

                  *The Twenty-third Floor Premises' rent commencing November 1, 1999 shall increase to the next Lease Year's rate on September 1 of each subsequent Lease Year.

                  ** Rent for the Annex Premises shall be abated for the period September 1-30, 2000.

6. Appendix C OPTIONS of the Lease and Paragraph 9 OPTION TO RENEW of the First Amendment is amended effective September 1, 2000 by deleting the existing language for Option to Extend, Option to Expand, Right of First Refusal, and Basement Vault and Anteroom in its entirety and replacing with the following OPTION TO RENEW:

                  Provided Tenant is not in default on the date notice is given and at expiration of the term, Tenant shall have the right to extend the term for three (3) five-year renewal options for the Premises at a rate which shall be mutually determined by Landlord and Tenant as follows: If Tenant desires to exercise its Option to Renew, it shall notify Landlord no later than twelve (12) months prior to the expiration of the then current Term. Within one (1) month after such notification, Landlord shall notify Tenant of its determination of the current rate, which will include the Base Rent. If Tenant agrees with such determination, it shall so notify Landlord. If Tenant does not agree, then during the thirty (30) day period following Landlord's notice to Tenant of the rate, Landlord and Tenant shall negotiate to determine a mutually acceptable rate. If such parties are unable to reach agreement as to such rate within said thirty (30) day period, this renewal option will be of no force or effect and the Lease will

The Bank of Nashville
Second Amendment to Lease
Page 5 of 11

--------------------------


                  terminate. If the parties do reach agreement as to such rate within said period, then the Term shall be extended for the appropriate period, upon the same terms and conditions set forth in the Lease, except that the Base Rent shall be as mutually determined and except that there shall be no Tenant Improvement Allowance (unless such items are agreed to by Landlord and Tenant).

7. RELOCATION OPTION FOR ANNEX PREMISES. Landlord shall have the right to substitute for the Annex Premises other premises (herein referred to as the "new premises") at the Property provided: (i) the new premises shall be contiguous to the Tower Premises, (ii) Landlord shall give Tenant at least thirty (30) days' written notice before making such substitution, and the parties shall execute an amendment to the Lease confirming the substitution within thirty (30) days after either party shall request the same: and (iii) if Tenant is already occupying the Annex Premises, then upon completion of the Relocation (as hereinafter defined), Landlord shall pay the direct, out-of-pocket, reasonable expenses of Tenant in moving from the Annex Premises to the new premises and improving the new premises so that they are substantially similar to the Annex Premises, and, (b) such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant. As used herein, "Relocation" means that Tenant has vacated the Annex Premises and has taken possession of the new premises. In the event Tenant refuses to effectuate the Relocation in accordance with this Paragraph 7, then, in that event, in addition to other remedies available to Landlord in law or equity or under the terms of this Lease, Landlord shall have the right to cancel and terminate this Lease effective thirty (30) days after the date of the original notification by Landlord. Upon Relocation, the term "Annex Premises" as used in this Lease, shall mean the new premises. The parties, within thirty (30) days after the Relocation, shall execute an amendment of this Lease confirming the substitution and any other changes to the terms of this Lease occasioned by this Paragraph 7.

8. Exhibit A of the Lease and Paragraph 17 of the First Amendment is amended by adding the floor plan for the Second Floor Annex Premises.

9. Exhibit B of the Lease and referenced meeting notes from the original construction and Paragraph 19 of the First Amendment are amended effective September 1, 2000 by deleting the existing language in its entirety and replacing with the following Work Letter:

                  WORK LETTER.

                  A. Initial Plan. Tenant will perform certain leasehold improvement work in the Annex Premises in substantial accordance with the plans to be prepared by Infrastructure, Inc. (collectively "Initial Plan"), a copy of which shall be attached as Schedule 1. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph B

The Bank of Nashville
Second Amendment to Lease
Page 6 of 11

--------------------------


         below), shall be hereinafter referred to as the "Work". All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld, delayed or conditioned. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings, or other details or of any Additional Work (as defined in Paragraph E below) because, in Landlord's reasonable opinion, the Work, as described in any such item, or the Additional Work, as the case may be: (a) is likely to adversely affect the Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the building; (c) would increase the cost of operating the building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the building;
         (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability of shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises.

                  B. Working Drawings; performance of the Work.

                     (1) If not included as part of the Initial Plan attached
                  hereto, Tenant shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph A above. The Working Drawings shall incorporate final mechanical, electrical and plumbing plans, and shall include a final telephone layout and special electrical connections, if any. So long as the Working Drawings are consistent with the Initial Plan, Landlord shall approve the Working Drawings within five (5) days after receipt of same from Tenant by initialing and returning to Tenant each sheet of the Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.

                     (2) The parties acknowledge that Landlord is not an
                  architect or engineer, and that the Work will be designed and performed by independent

The Bank of Nashville
Second Amendment to Lease
Page 7 of 11

--------------------------


                  architects, engineers and contractors, selected by Tenant, subject to Landlord's prior written approval. Accordingly, Landlord shall have no liability to Tenant under the Lease for any errors or omissions in the Initial Plan and the Working Drawings and for any defects in the Work. In the event of such errors, omissions, or defects, Landlord shall cooperate in any action Tenant desires to bring any architects, engineers or contractors.

                     (3) Upon Landlord's approval, Tenant shall promptly
                  commence with the construction of the Work and thereafter diligently prosecute the same to completion. All Work shall be in full compliance with the Americans with Disabilities Act and with any and all applicable local building codes and regulations. Except as may be otherwise provided in the Initial Plan or Working Drawings, the Work will be performed using materials, quantities and procedures which are then generally in use by Landlord as building standards, or better.

                     (4) Notwithstanding any other provision of this Work
                  Letter, Landlord and Tenant agree as follows:

                         (a) Tenant's contractors must perform in such a manner
                     as to not cause or permit to be caused a material default or breach of any term, condition, rule or regulation of the Lease or this Work Letter by Tenant.

                         (b) Tenant and Tenant's contractors shall maintain at
                     all times during the construction for the Work and for the benefit of Landlord, its officers and employees, such insurance as Landlord may reasonably require, including, without limitation, such hazard, builder's risk, worker's compensation and other similar insurance as is required under the laws of the State of Tennessee or any political subdivision thereof.

                         (c) Tenant shall deliver or cause to be delivered to
                     Landlord prior to the commencement of construction of any of the Work, (i) certificates of such insurance as is required hereunder and such certificates shall name Landlord as an additional insured and contain provisions that the policies shall not be cancelled without thirty
                     (30) days prior written notice to Landlord: (ii) evidence that any and all governmental permits and licenses required for the construction of the Work have been duly secured and remain in full force and effect; and (iii) such other similar assurances which Landlord may reasonably require from time to time.

                         (d) To the extent that Tenant pays directly, or causes
                     to be paid, any contractors, supplier or materialmen, Landlord may from time to time require from evidence of payment to all such parties during the course of construction of the Work and at the

The Bank of Nashville
Second Amendment to Lease
Page 8 of 11

--------------------------


                     completion, Tenant shall deliver to Landlord a waiver of or release of liens signed by all contractors, suppliers, or materialmen.

                     (5) During the construction period, Landlord shall have the right, but not the obligation to inspect the Premises, and all improvements made to the Premises comprising the Work to reasonably determine whether the Work is satisfactory. If any Work does not comply with the Working Drawings, Landlord shall, within twenty-four (24) hours of Landlord's inspection, notify Tenant in writing of such noncompliance, including the specifics thereof, whereupon Landlord may require non-complying portions of the Work to be removed and reconstructed to so comply. No such inspection by Landlord, or failure to inspect by Landlord, shall make Landlord liable in any manner to Tenant under the Lease for any defects, errors or omissions in connection with the Work or any errors or omissions in the Initial Plan or Working Drawings.

                  C. Landlord's Contribution. "Cost of the Work" means all costs and expenses of the Work, including, without limitation, (i) the cost of the Initial Plan and Working Drawings, (ii) the cost of all labor (including overtime) and materials constituting the Work, (iii) general conditions (including rubbish removal, hoisting permits, temporary facilities, safety and protection, cleaning, tools, blueprints and reproduction, telephone, temporary power, filed supervision and the like); (iv) the cost of premiums for worker's compensation, public liability, casualty and other insurance charged by contractors; (v) contractors' charges for overhead and fees; and (vi) architectural and engineering fees.

                     (1) Provided that Tenant has satisfied the requirements set forth above and below and is not in default under the Lease or the Workletter, Landlord shall make a contribution, on the terms hereinafter set forth, equal to One Hundred Twenty-nine Thousand Eight Hundred Forty and 60/100 Dollars ($129,840.60) (based upon $11.65 per square foot of rentable area of the Annex Premises (the "Landlord's Contribution")) toward the Cost of the Work under the Workletter. Subject to the limitations hereinafter set forth, Landlord's contribution shall also be applied towards Tenant's cost for architectural design and mechanical drawings. Landlord shall not be liable for more than the Landlord's Contribution. Any amount of the tenant allowance not utilized by the Tenant in the improvement of the Annex Premises shall be applied to base rent.

                     (2) Landlord shall make periodic progress payments
                  (usually monthly) of the Landlord's Contribution toward the Cost of the Work as work progresses under the Workletter, within thirty (30) days after presentation by Tenant to Landlord of invoices for the Cost of the Work and

The Bank of Nashville
Second Amendment to Lease
Page 9 of 11

--------------------------

                  duly executed waivers of liens from all contractors, subcontractors and materialmen furnishing labor, equipment or materials for the performance of the Work.

                     (3) After payment of any amounts toward the Cost of the
                  Work under the Workletter, Landlord may pay the Landlord's Contribution to Tenant, or Landlord may, in its discretion, make or cause to be made (through the construction escrow or otherwise) payment directly to Tenant's contractors or vendors or jointly with Tenant, in progress payments as described above. Landlord may use the Landlord's Contribution to reimburse or pay itself amounts owed by Tenant pursuant to the provisions of the Workletter.

                     (4) Notwithstanding any other provision of this Lease, the payment of the Landlord's Contribution shall be subject to Landlord's right to set-off.

                  D. Lease Provisions. The terms and provisions of the Lease, insofar as they are applicable to this Workletter, are hereby incorporated herein by reference.

                  E. Miscellaneous.

                     (1) Except as herein expressly set forth in the Work Letter or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any other work with respect to the Premises except that Landlord shall at its cost:

                         (a) rekey four locks to the Banks' master key in the
                             Annex Premises,

                         (b) provide up to ten (10) lines on the Annex Lobby
                             Directory,

                         (c) make the following improvements to the Annex
                             Premises unisex ADA restroom: (i) mirror to be compliant, bottom edge to be maximum of 40", (ii) install faucet paddles in lieu of handles, (iii) install lever-type door hardware, (iv) adjust existing closure to acceptable standards, (v) rim of lavatory to be maximum height of 34", and (vi) top of toilet seat to be between 17" and 19",

                         (d) Construct a 4'8" opening between the existing Bank
                             mezzanine area and the Annex Premises, and

                         (e) Remove circular stair between the first and second
                             floor of the Annex Building.

                  Any additional work or alterations to the Premises desired by Tenant after the Commencement Date shall be subject to the provisions of

The Bank of Nashville
Second Amendment to Lease
Page 10 of 11

--------------------------


                  the Lease. This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

                     (2) If final working drawings and specifications are
                  included as part of the Initial Plan attached hereto, then whenever the term "Working Drawings" is used in this Agreement such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

                     (3) If the Initial Plan or Working Drawings for the Work
                  require the construction and installation of more fire hose cabinets, telephone closets, or electrical closets than the number regularly provided Landlord in the core of the Building, then Tenant will pay to Landlord all costs and expenses incurred by Landlord for the construction and installation of such additional fire hose cabinets, telephone closets, or electrical closets.

                     (4) Landlord or Landlord's beneficiary is entitled to all
                  available investment tax credits, if any, for Work paid for and property acquired by Landlord pursuant to the Lease and this Work Letter. Nothing in the Lease or this Work Letter shall be construed as agreement by Landlord to pass any investment tax credits through to Tenant.

                     (5) Time is of the essence of this Work Letter.

                     (6) Tenant's failure to pay when due any amounts owed by
                  Tenant under this Work Letter, or Tenant's failure to perform any other obligation of Tenant under this Work Letter, will constitute a default by Tenant under the Lease, and Landlord will have all the rights and remedies granted to Landlord under the Lease for failure by Tenant to perform its obligations under the Lease. Landlord's failure to pay when due any amounts owed by Landlord under this Work Letter, or Landlord's failure to perform any other obligation of Landlord under this Work Letter, will constitute a default by Landlord under the Lease, and Tenant will have all the rights and remedies granted to Tenant under the Lease for failure by Landlord to perform its obligations under the Lease.

                     (7) All words and phrases in this Work Letter have the same meanings given to them in the Lease, unless otherwise specifically stated in this Work Letter.

                     (8) All representations, warranties, covenants, and
                  conditions contained in this Work Letter shall survive the completion of the Work

The Bank of Nashville
Second Amendment to Lease
Page 11 of 11

--------------------------


                  and the payment by Landlord of the Cost of Work and Landlord's Contribution.

All other terms and conditions in the Lease dated July 19, 1989 and the Letter Agreement dated March 29, 1993 and the First Amendment dated April 13, 1999 not amended by this Second Amendment shall remain in full force and effect and shall apply to the Premises.

IN WITNESS WHEREOF, the parties hereto, have executed this Agreement in triplicate on the date and year first above written.


WITNESS:                            LANDLORD:

                                    LC TOWER, L.L.C.
                                    a Delaware limited liability company

                                    By: PERIDOT, INC. MANAGER



/s/ Marija Tater                    By: /s/ Craig Caferelli
-------------------------------         ----------------------------------------
                                        VP

WITNESS:                            TENANT:

                                    THE BANK OF NASHVILLE



/s/ Joan B. Marshall                By: Mack S. Linebaugh, Jr.
-------------------------------         ----------------------------------------
Joan B. Marshall                        Mack S. Linebaugh, Jr.
Senior Vice President                   Chairman

                                                                   EXHIBIT "A-1"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE
3605 USF
FLOOR PLAN










BASEMENT LEVEL

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                   EXHIBIT "A-2"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE
6665 USF
FLOOR PLAN










2nd FLOOR

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                   EXHIBIT "A-3"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE                            EXPANSION
4643 USF                                     1928 USF
FLOOR PLAN










3rd FLOOR

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                   EXHIBIT "A-4"



Design Collective Interiors
--------------------------------------------------------------------------------
L & C TOWER                                           consultants for space
Nashville, TN                                         planning and interior
DCI NO. 93508.00                                      design.














FLOOR PLAN










23rd FLOOR PLAN

Building Stacking Plan                                 First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                   EXHIBIT "A-5"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












FLOOR PLAN










2nd FLOOR

Chamber of Commerce Building                          First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                  APPENDIX "A-1"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE
3605 USF











BASEMENT LEVEL

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                  APPENDIX "A-2"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE
6665 USF
FLOOR PLAN










2nd FLOOR

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                  APPENDIX "A-3"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












BANK OF NASHVILLE                            EXPANSION
4643 USF                                     1928 USF
FLOOR PLAN










3rd FLOOR

L & C TOWER                                           First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                  APPENDIX "A-4"



Design Collective Interiors
--------------------------------------------------------------------------------
L & C TOWER                                           consultants for space
Nashville, TN                                         planning and interior
DCI NO. 93508.00                                      design.














FLOOR PLAN










23rd FLOOR PLAN

Building Stacking Plan                                First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE

                                                                  APPENDIX "A-5"



Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH












FLOOR PLAN










2nd FLOOR

Chamber of Commerce Building                          First Management Services
--------------------------------------------------------------------------------
1 March 1993                                                       NOT TO SCALE